John Hancock Investment Trust

Supplement dated January 26, 2017 to the current summary prospectus, as may be supplemented

John Hancock Seaport Fund (the fund)

The following information supplements the portfolio manager information in the summary prospectus under the heading “Portfolio management”:

Effective June 30, 2017 (the effective date), Kirk J. Mayer, CFA, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Mayer as a portfolio manager of the fund will be removed from the summary prospectus. Following the effective date, Nicholas C. Adams, Steven C. Angeli, CFA, John F. Averill, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Andrew R. Heiskell, Jean M. Hynes, CFA, Mark T. Lynch and Keith E. White will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.